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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2001
                               (January 29, 2001)

                          IASIS HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)

                  Delaware                               333-94521                 76-0450619
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(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer
                                                                               Identification No.)

         113 Seaboard Lane, Suite A-200
               Franklin, Tennessee                              37067
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     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (615) 844-2747




                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 9.       Regulation FD Disclosure
--------------------------------------

        On January 29, 2001, IASIS Healthcare Corporation issued a press release announcing that it will provide an online web simulcast of its fiscal 2001 first quarter earnings conference call on Thursday, February 1, 2001. The press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IASIS HEALTHCARE CORPORATION

Date: January 29, 2001                      By: /s/ John K. Crawford
                                                -------------------------------
                                            John K. Crawford
                                            Executive Vice President and
                                            Chief Financial Officer











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                                  EXHIBIT INDEX



      No.            Exhibit
      ---            -------
     99.1            January 29, 2001 Press Release